EXHIBIT 4.1


[NUMBER]                                                                [SHARES]

              INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

                           INDUSTRIAL RUBBER PRODUCTS, INC.

                                                            SEE REVERSE SIDE
                                                         FOR CERTAIN DEFINITIONS

                                                         CUSIP ___________

THIS CERTIFIES THAT

                                     SAMPLE


IS THE OWNER OF

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER SHARE, OF

                        INDUSTRIAL RUBBER PRODUCTS, INC.

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTRAR.

IN WITNESS WHEREOF THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:


                  Nancy J. Burkes               Daniel O. Burkes

                    SECRETARY                       PRESIDENT



                                                  Countersigned and Registered:
                                                   NORWEST BANK MINNESOTA, N.A.
                                                    Transfer Agent and Registrar

                                                  By
                                                     Authorized Signature

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UTMA - _________Custodian _________
                                                     (Cust)             (Minor)
TEN ENT - as tenants by entireties              under Uniform Transfer to Minors
                                                Act ____________________________
                                                              (State)
JT TEN - as joint tenants with right of survivorship and not as tenants in common

     Additional abbreviations may also be used though not in the above list.
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FOR VALUE RECEIVED ______ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ SHARES

OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY

IRREVOCABLY CONSTITUTE AND APPOINT _____________________________________________

_______________________________________________________________________ ATTORNEY

TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH

FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED                               ____________________________________________

                                    ____________________________________________
                                    NOTICE: THE SIGNATURE OF THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE GUARANTEED